Exhibit 99.1

AlTi Global, Inc. Announces Commencement of Exchange Offer and

Consent Solicitation Relating to Warrants

NEW YORK, NY, May 5, 2023 – May 5, 2023 – AlTi Global, Inc. (“AlTi,” “we” or the “company”) (NASDAQ: ALTI), a leading independent global wealth and asset manager, today announced that it has commenced an exchange offer (the “Offer”) and consent solicitation (the “Consent Solicitation”) relating to its outstanding Public Warrants and Private Warrants (each as defined below, and collectively, the “Warrants”). The purpose of the Offer and Consent Solicitation is to simplify the Company’s capital structure and reduce the potential dilutive impact of the Warrants.

The Offer is being made to all holders of the Company’s Warrants, consisting of: (i) the Warrants sold as part of the units in the initial public offering of Cartesian Growth Corporation, a special purpose acquisition corporation with whom AlTi completed a business combination in January 2023 (the “IPO”) whether they were purchased in the IPO or thereafter in the open market (the “Public Warrants”) and (ii) the Warrants sold as part of the units in a private placement that occurred simultaneously with the IPO (the “Private Warrants”). The Company is offering to all holders of the Warrants the opportunity to receive 0.25 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) in exchange for each Warrant tendered by the holder and exchanged pursuant to the Offer. Pursuant to the Offer, the Company is offering up to an aggregate of 4,973,096 shares of its Class A Common Stock in exchange for the Warrants.

Concurrently with the Offer, the Company is also soliciting consents from holders of the Warrants to amend the warrant agreement that governs all of the Warrants (the “Warrant Agreement”) to permit the Company to require that each Warrant that is outstanding upon the closing of the Offer be mandatorily exchanged for 0.225 shares of Class A Common Stock, which is a ratio 10% less than the exchange ratio applicable to the Offer (such amendment, the “Warrant Amendment”). Pursuant to the terms of the Warrant Agreement, amendments, including the proposed Warrant Amendment, require the vote or written consent of holders of at least 65% of the number of the then outstanding Public Warrants and, separately with respect to any amendment to the terms of the Private Warrants or any provision of the Warrant Agreement with respect to the Private Warrants such as the Warrant Amendment, the vote or written consent of at least 65% of the number of the then outstanding Private Warrants. Parties representing approximately 36.7% of the Public Warrants and 66.3% of the Private Warrants have agreed to tender their Warrants in the Offer and to consent to the Warrant Amendment in the Consent Solicitation pursuant to tender and support agreements with us (each, a “Tender and Support Agreement”). Accordingly, if holders of an additional approximately 28.3% of the outstanding Public Warrants consent to the Warrant Amendment in the Consent Solicitation, and the other conditions of the Offer are satisfied or waived, then the Warrant Amendment will be adopted with respect to the Public Warrants. With respect to the Private Warrants, because holders of approximately 66.3% of the Private Warrants have agreed to consent to the Warrant Amendment in the Consent Solicitation, if the other conditions described in the Prospectus/Offer to Exchange are satisfied or waived, then the Warrant Amendment will be adopted with respect to the Private Warrants. The offering period will expire at one minute after 11:59 p.m., Eastern Standard Time, on June 2, 2023, or such later time and date to which the Company may extend (the “Expiration Date”), as described in the Company’s Schedule TO and Prospectus/Offer to Exchange (each as defined below). Tendered Warrants may be withdrawn by holders at any time prior to the Expiration Date. The Company’s obligation to complete the Offer is not conditioned on the tender of a minimum amount of Warrants.

The Offer and Consent Solicitation are being made pursuant to a Prospectus/Offer to Exchange, dated May 5, 2023 (the “Prospectus/Offer to Exchange”), and Schedule TO, dated May 5, 2023 (the “Schedule TO”), each of which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and more fully set forth the terms and conditions of the Offer and Consent Solicitation.

The Company’s Class A Common Stock and its Public Warrants are listed on the Nasdaq Capital Market (“Nasdaq”) under the symbol “ALTI” and “ALTIW,” respectively. As of April 28, 2023, a total of 19,892,387 Warrants were outstanding, consisting of 10,992,453 Public Warrants and 8,899,934 Private Placement Warrants.

The Company has engaged Oppenheimer & Co. Inc. as the Dealer Manager and Solicitation Agent for the Offer and Consent Solicitation. Any questions or requests for assistance concerning the Offer and Consent Solicitation may be directed to Oppenheimer & Co. Inc. at (212) 667-8055 (toll-free). Innisfree M&A Incorporated has been appointed as the Information Agent for the Offer and Consent Solicitation, and Continental Stock Transfer & Trust Company has been appointed as the Exchange Agent. Requests for documents should be directed to Innisfree M&A Incorporated at (877) 456-3510 (for Warrant holders) or (212) 750-5833 (for banks and brokers).

Important Additional Information Has Been Filed with the SEC

The Offer described in this press release commenced on May 5, 2023. On May 5, 2023, a registration statement on Form S-4 and an exchange offer statement on Schedule TO, including an offer to exchange, a letter of transmittal and consent and related documents, were filed with the SEC by the Company. The offer to exchange the outstanding Warrants of the Company will only be made pursuant to the Prospectus/Offer to Exchange and Schedule TO, including related documents filed as a part of the Offer. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS/OFFER TO EXCHANGE AND SCHEDULE TO FILED OR TO BE FILED WITH THE SEC CAREFULLY, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE EXCHANGE OFFER, INCLUDING THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to Innisfree M&A Incorporated at (877) 456-3510 (for Warrant holders) or (212) 750-5833 (for banks and brokers). Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by the Company under the “Investors” section of the Company’s website at ir.alti-global.com.

No Offer or Solicitation

This press release shall not constitute an offer to exchange or the solicitation of an offer to exchange or the solicitation of an offer to purchase any securities, nor shall there be any exchange or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. A registration statement on Form S-4 relating to the securities to be issued in the Offer has been filed with the SEC but has not yet become effective. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The Offer and Consent Solicitation are being made only through the Schedule TO and Prospectus/Offer to Exchange, and the complete terms and conditions of the Offer and Consent Solicitation are set forth in the Schedule TO and Prospectus/Offer to Exchange.

None of the Company, any of its management or its board of directors, or the Information Agent, the Exchange Agent or the Dealer Manager makes any recommendation as to whether or not holders of Warrants should tender Warrants for exchange in the Offer or consent to the Warrant Amendment in the Consent Solicitation.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “guidance,”

“outlook“ or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements may include, but are not limited to, statements regarding the consummation of the Offer and Consent Solicitation, the entry into the Warrant Amendment, and the effects of the Offer on our capital structure. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the Company’s ability to successfully complete the Offer and Consent Solicitation; Company’s projected financial information, growth rate, and market opportunity; the effect of economic downturns and political and market conditions beyond the Company’s control, including a reduction in consumer discretionary spending that could adversely affect the Company’s business, financial condition, results of operations and prospects; Company’s ability to grow and manage growth profitably; Company’s ability to raise financing in the future, if and when needed; the impact of applicable laws and regulations, whether in the United States, United Kingdom or other foreign countries, and any changes thereof, on the Company; the impact of the Company’s dependence on leverage by certain funds, underlying investment funds and portfolio companies and related volatility; the Company’s ability to successfully compete against other companies; and the risks discussed in the Company’s Registration Statement on Form S-4 filed on May 5, 2023, under the heading “Risk Factors” and other documents of the Company filed, or to be filed, with the SEC. If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

About AlTi

AlTi is a leading independent global wealth and asset manager providing entrepreneurs, multi-generational families, institutions, and emerging next-generation leaders with fiduciary capabilities as well as alternative investment strategies and advisory services. AlTi’s comprehensive offering is underscored by a commitment to impact or values-aligned investing and generating a net positive impact through its business activities. The firm currently manages or advises on approximately $65 billion in combined assets and has an expansive network with over 450 professionals across three continents. For more information, please visit us at www.Alti-global.com.

Contacts

Lily Arteaga

Head of Investor Relations

AlTi Global, Inc.

investor@alti-global.com